UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2017

REAL ESTATE ASSOCIATES LIMITED II

(Exact name of registrant as specified in its charter)

California	0-09782	95-3547609
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

P.O. Box 91274 Los Angeles, California 90009
(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code:  (720) 387-8135

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Real Estate Associates Limited II, a California limited partnership (the “Registrant”), holds a 99% limited partnership interest in Lakeside Apartments, an Indiana limited partnership (“Lakeside”).

Lakeside owns a 48-unit apartment complex located in Mishawaka, Indiana. On March 28, 2017, the Registrant entered into an Assignment and Assumption Agreement (the “Agreement”) by and among the Registrant, as Assignor, East Lake Capital, LLC, an Indiana limited liability company, as Assignee (the “Assignee”), and Charles W. Parrott and PAB Holdings, LLC, an Indiana limited liability company, as general partners of Lakeside (collectively, the “General Partners”), pursuant to which the Registrant will transfer the Lakeside limited partnership interests held by it to the Assignee for a total price of $200,000. The transaction is expected to close no later than June 2, 2017. The Registrant’s investment balance in Lakeside was zero at December 31, 2016.

The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Assignment and Assumption Agreement by and between Real Estate Associates II, a California limited partnership, East Lake Capital, LLC, an Indiana limited liability company, and Charles W. Parrott and PAB Holdings, LLC, an Indiana limited liability company, dated March 28, 2017.

The agreements included as an exhibit to this Form 8-K contain representations and warranties by each of the parties to the applicable agreement. The representations and warranties in the applicable agreement have been made solely for the benefit of the other parties to the applicable agreement and:

• in all instances should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

• have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

• may apply standards of materiality in a way that is different from what may be viewed as material to an investor; and

• were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, the representations and warranties in the applicable agreement may not describe the actual state of affairs as of the date they were made or at any other time. The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. Additional information about the Registrant may be found elsewhere in this Form 8-K and the Registrant’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE ASSOCIATES LIMITED II

By: National Partnership Investments, LLC Corporate General Partner By: /s/Joseph Dryden
Joseph Dryden
SVP of Finance/CFO

          DATED:  March 31, 2017